Goodwill	12 Months Ended
Dec. 31, 2018
Changes in goodwill [abstract]
Goodwill

Note 15 – Goodwill

The carrying amounts of goodwill at the beginning and end of the current and previous years are set out below.

	2018	2017
At January 1,	$4,569	$4,019
Foreign exchange revaluation	(210)	550
At December 31,	$4,359	$4,569

The goodwill relates to the Company's OnSite Generation business CGU. The Company performs its annual impairment test as of September 30.

In estimating the recoverable amount of this CGU, the Company first used an income approach, discounting its future estimated cash flows for Q4 2018 and a five-year forecast period, starting with the approved 2019 budget, and discounted those projected cash flows at a rate of return that reflects the relative risks of achieving those cash flows. To this amount, the Company added the present value of a terminal value, determined by applying a capitalization rate to the expected annual cash flows to be generated beyond the forecast period, and the present value of the tax shield from existing tax loss carryforwards to determine an estimated enterprise value. The resulting enterprise value was then adjusted for redundant assets, interest bearing debt and debt equivalents and estimated costs to sell to determine an estimated fair value less cost to sell.

Discounted cash flows over the forecast period used a five-year revenue compound annual growth rate (CAGR) of approximately 30% (2017 – 20%) and a perpetual growth rate of 2% (2017 – 2%) thereafter.   The five-year revenue CAGR used in the discounted cash flows calculations differs from past experience. Management has determined the five-year revenue CAGR based on expectations for future growth in demand for hydrogen generation products in our core markets; notably, multimegawatt Power-to-Gas and hydrogen refueling opportunities, the impact of recently launched and to be launched solutions, as well as its current backlog.  Gross direct margins (excluding indirect overheads) are projected to decline from 29% to 24.5% (2017 – 29% fixed) throughout the forecast period reflecting management’s expectation of competitive pressure on margins to achieve a 30% CAGR. Selling, general and administrative expenses and indirect manufacturing overheads are projected to increase at approximately 5% (2017 – 3%) per year after the 2018 period. Research and development costs (net of grants) are anticipated to increase in 2019 and 2020 and then return to historic levels of less than $1.5 million per year thereafter. Working capital requirements were estimated to approximate 10% (2017 – 15%) of annual sales throughout the forecast period. Using a weighted cost of capital approach, the Company applied a discount rate of 11.6% (2017 – 15.5%) to determine the present value of the projected cash flows and then deducted 1.25% (2017 - 3%) for estimated costs to sell.

The Company supplemented the discounted cash flow analysis by considering transactions multiples over the past five years and current trading multiples for broadly comparable public company businesses with similar operations within the same industry to the resulting sales multiple of the OnSite CGU from the discounted cashflow approach (1.2 times (2017 – 2.2) trailing 12 months revenues) which was within the low end of the range due the significantly smaller size of the Company’s operations relative to some of these public companies comparables.

The sales and operations of the OnSite Generation CGU constitutes approximately half of the Company’s current sales and operations. Accordingly, the Company also compared the enterprise value of the OnSite Generation CGU against the Company’s overall market capitalization and the implied valuation of its Power Systems CGU and the respective revenue multiples. The revenue multiple for the Company as a whole was 2.5 times (2017 - 3.1) trailing 12 months revenues, the implied revenue multiple for the Power Systems CGU was 4.5 times (2017 - 3.8) trailing 12 months revenue and the implied revenue multiple for the OnSite Generation CGU was 1.2 times (2017 - 2.2) trailing 12 months revenue. Management believes all of these multiples are within the low end of the range when compared to multiples of broadly comparable public companies in the hydrogen fuel cell industry.

As the valuation techniques used by the Company require the use of unobservable inputs, the recoverable amount of the Company’s OnSite Generation CGU is classified within Level 3 of the fair value hierarchy.

No impairment charges arose as a result of the reviews in either 2018 or 2017.   Reasonably possible changes in key assumptions in the discounted cash flow approach would not cause the recoverable amount of the OnSite Generation CGU to fall below its carrying value. The recoverable amount would equal its carrying value if a revenue multiple of 0.5 times (2017 - 0.3) revenue was used.